
<ARTICLE>                    5
<LEGEND>
                              This   exhibit    contains    summary    financial
                              information   extracted   from  the   Registrant's
                              financial  statements  for the period  ended March
                              31,  1997,  and is  qualified  in its  entirety by
                              reference  to  such  financial  statements.   This
                              exhibit  shall not be deemed filed for purposes of
                              Section  11 of  the  Securities  Act of  1933  and
                              Section 18 of the Securities Exchange Act of 1934,
                              or  otherwise  subject  to the  liability  of such
                              Sections,  nor  shall  it be  deemed a part of any
                              other  filing  which  incorporates  this report by
                              reference,  unless  such  other  filing  expressly
                              incorporates this Exhibit by reference.
</LEGEND>
<MULTIPLIER>                 1,000
<CURRENCY>                   U.S. DOLLARS

<PERIOD-TYPE>                  6-MOS
<FISCAL-YEAR-END>                                   SEP-30-1997
<PERIOD-START>                                      OCT-01-1996
<PERIOD-END>                                        MAR-31-1997
<EXCHANGE-RATE>                                               1
<CASH>                                                    2,979
<SECURITIES>                                                  0
<RECEIVABLES>                                            12,860
<ALLOWANCES>                                                895
<INVENTORY>                                              13,810
<CURRENT-ASSETS>                                         34,457
<PP&E>                                                   17,235
<DEPRECIATION>                                            4,784
<TOTAL-ASSETS>                                           81,519
<CURRENT-LIABILITIES>                                    15,254
<BONDS>                                                  22,305
<PREFERRED-MANDATORY>                                         0
<PREFERRED>                                                   0
<COMMON>                                                    137
<OTHER-SE>                                               31,939
<TOTAL-LIABILITY-AND-EQUITY>                             81,519
<SALES>                                                  43,478
<TOTAL-REVENUES>                                         43,478
<CGS>                                                    26,302
<TOTAL-COSTS>                                            26,302
<OTHER-EXPENSES>                                          9,750
<LOSS-PROVISION>                                              0
<INTEREST-EXPENSE>                                          916
<INCOME-PRETAX>                                           6,675
<INCOME-TAX>                                              2,670
<INCOME-CONTINUING>                                       4,005
<DISCONTINUED>                                                0
<EXTRAORDINARY>                                               0
<CHANGES>                                                     0
<NET-INCOME>                                              4,005
<EPS-PRIMARY>                                              0.29
<EPS-DILUTED>                                              0.29

